                       ezVote(TM) Consolidated Proxy Card

The top half of this form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

                   ****CONTROL NUMBER: 999 999 999 999 99****


PROXY CARD                                                            PROXY CARD

      PROXY SOLICITED BY THE BOARD OF [DIRECTORS] [TRUSTEES] (THE "BOARD")

                                       OF

                            [INSERT PORTFOLIO NAME]

                            [INSERT REGISTRANT NAME]

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints [INSERT PROXY NAMES], and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL AND "FOR" EACH NOMINEE.

NOTE: DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

                                       *   PROXY MUST BE SIGNED AND DATED BELOW.

                                       Dated ____________________ 2003


                                       -----------------------------------------



                                       -----------------------------------------
                                            Signature(s) (if held jointly)

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


              DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW.

            VOTING BY TELEPHONE                             VOTING BY INTERNET                            VOTING BY MAIL
1.       Read the accompanying Proxy          1.       Read the accompanying Proxy            1.       Read the accompanying Proxy
         Statement and Proxy Card.                     Statement and Proxy Card.                       Statement and Proxy Card.
2.       Call the toll-free number            2.       Go to the Web site                     2.       Please mark, sign and date
         1-888-221-0697.                               www.aiminvestments.com.                         your Proxy Card.
3.       Enter your Control Number listed     3.       Click on the My Account tab.           3.       Return the Proxy Card in the
         on the Proxy Card.                   4.       Click on the 2003 Proxy Information             postage-paid envelope
4.       Follow the recorded instructions.             link.                                           provided or return it to
                                              5.       Follow the instructions provided.               Proxy Tabulator, P.O. Box
                                              6.       Enter your Control Number listed on             9123, Hingham, MA 02043-9723.
                                                       the Proxy Card.

                               INDIVIDUAL BALLOTS

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

NOTE: IF YOU ELECT TO VOTE EACH ACCOUNT SEPARATELY, DO NOT RETURN THE
      CONSOLIDATED PROXY CARD ABOVE.

                       SIGN BELOW ONLY IF YOU ARE VOTING
                            EACH ACCOUNT SEPARATELY.

Dated _______________________ 2003


                      ____________________________________
                         Signature(s) (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

   * PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. * PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

[PROPOSALS APPEAR HERE]                   FOR           AGAINST         ABSTAIN
                                          [ ]             [ ]             [ ]


                                                       WITHHOLD
                                          FOR          AUTHORITY        FOR ALL
                                          ALL       FOR ALL NOMINEES    EXCEPT
                                          [ ]             [ ]             [ ]


         -----------------------------------------------------------------------

         IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                          PLEASE SIGN ON REVERSE SIDE.

              DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW.

                              INDIVIDUAL BALLOT(S)

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL
      BALLOT(S) BELOW.


XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345                           CONTROL NUMBER
                                          XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

[PROPOSALS APPEAR HERE]                   FOR           AGAINST         ABSTAIN
                                          [ ]             [ ]             [ ]


                                                       WITHHOLD
                                          FOR          AUTHORITY        FOR ALL
                                          ALL       FOR ALL NOMINEES    EXCEPT
                                          [ ]             [ ]             [ ]


                                          FOR           AGAINST         ABSTAIN
                                          [ ]             [ ]             [ ]
                                          [ ]             [ ]             [ ]